Exhibit 13.1
CERTIFICATION PURSUANT TO
RULE 13A-14(B) AND 18 U.S.C. SECTION 1350
     In connection with the Annual Report of Nam Tai Communications, Inc. (the “Company”) on Form 20-F for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on March 17, 2008, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his and her knowledge:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Masaaki Yasukawa Masaaki Yasukawa, Chief Executive Officer

/s/ John Q. Farina John Q. Farina, President and Chief Financial Officer